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                                                                    EXHIBIT 23.2


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1998 appearing on page F-2 of EarthLink Network, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.




                                       PricewaterhouseCoopers LLP


                                       Century City, California
                                       October 27, 1998



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